UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     March 14, 2007
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                             National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-14170                                     59-2605822
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     (Commission File Number)                  (IRS Employer Identification No.)


             One North University Drive
             Fort Lauderdale, Florida                             33324
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     (Address of Principal Executive Offices)                    (Zip Code)

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                                 (954) 581-0922
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On March 14, 2007, National Beverage Corp. issued a press release announcing its financial results for the third quarter and nine months ended January 27, 2007. This release is furnished herewith as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

  ( c ) Exhibit 99.1      Press release dated March 14, 2007 announcing the
                          Company's earnings for the third quarter and nine months ended January 27, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             National Beverage Corp.
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                                  (Registrant)


Date:    March 14, 2007                                 /s/ Dean A. McCoy
                                                        ------------------------
                                                        Dean A. McCoy
                                                        Senior Vice President -
                                                        Chief Accounting Officer




                                  EXHIBIT INDEX

99.1 Press release dated March 14, 2007 announcing the Company's earnings for the third quarter and nine months ended January 27, 2007.